UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 28, 2005
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


         Delaware                   333-121904-05                13-3320910
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)


             11 Madison Avenue
             New York, New York                                 10010
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            On December 28 2005, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2005-C6 in twenty-seven classes (the "Certificates"). The Class A-1, Class A-2FX, Class A-2FL, Class A-3, Class A-4, Class A-1-A, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates, with an aggregate principal balance of $2,297,964,000, were sold to Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., PNC Capital Markets LLC, Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated December 14, 2005, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, KeyCorp Real Estate Capital Markets, Inc., as Master Servicer and ING Clarion Partners, LLC, as Special Servicer, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2005 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.2, (2) KeyBank National Association (the "KeyBank Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2005 (the "KeyBank Mortgage Loan Purchase Agreement"), between the KeyBank Mortgage Loan Seller and the Registrant, a form of which is filed as
Exhibit 4.3, (3) PNC Bank, National Association (the "PNC Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2005 (the "PNC Mortgage Loan Purchase Agreement"), between the PNC Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.4, and (4) Hypo Real Estate Capital Corporation (the "Hypo Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2005 (the "Hypo Mortgage Loan Purchase Agreement"), between the Hypo Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.5.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.
          ---------------------------------

(c)   Exhibits

            Exhibit No.             Description
            -----------             -----------

            4.1                     Pooling and Servicing Agreement

            4.2                     Column Mortgage Loan Purchase Agreement

            4.3                     KeyBank Mortgage Loan Purchase Agreement

            4.4                     PNC Mortgage Loan Purchase Agreement

            4.5                     Hypo Mortgage Loan Purchase Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.

Date: January 10, 2006

                                   By:  /s/  Jeffrey Altabef
                                       -----------------------------------------
                                       Name:  Jeffrey Altabef
                                       Title: Vice President

                                INDEX TO EXHIBITS




                                                                  Paper (P) or
      Exhibit No.    Description                                  Electronic (E)
      -----------    -----------                                  --------------

      4.1            Pooling and Servicing Agreement                    E

      4.2            Column Mortgage Loan Purchase Agreement            E

      4.3            KeyBank Mortgage Loan Purchase Agreement           E

      4.4            PNC Mortgage Loan Purchase Agreement               E

      4.5            Hypo Mortgage Loan Purchase Agreement              E